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                                                                   Exhibit 10.07

                                                                  EXECUTION COPY

                                                         AGREEMENT NO. HA-011010


                              ISECURETRAC(TM) CORP.
                             5022 South 114th Street
                                 Omaha, NE 68137


                           HOSTING SERVICES AGREEMENT



         THIS AGREEMENT is effective as of the ____ day of ___________, 2001 (the "Effective Date"), by and between iSecureTrac Corp., a Delaware corporation, ("iSecureTrac") and ADT Security Services, Inc., a Delaware corporation with its headquarters at One Town Center Road., P.O. Box 5035, Boca Raton, FL 33431-0835, successor in interest to SecurityLink, Inc., an Illinois Corporation ("DISTRIBUTOR").

         Concurrently with the execution of this Agreement, iSecureTrac and DISTRIBUTOR shall enter into an Exclusive Product Purchase and Distribution Agreement of even date herewith (the "Distribution Agreement"), pursuant to which iSecureTrac shall manufacture and sell the iTracker Personal Tracker Units described therein ("iTracker-ET PTUs") to and for DISTRIBUTOR on an exclusive basis for distribution and resale by DISTRIBUTOR to its "End Users" and "Service Providers" (each as defined and authorized in the Distribution Agreement and collectively referred to herein as "Customer(s)").

         DISTRIBUTOR desires to acquire the "Hosting Services" and "Support Services" defined and provided in this Agreement (collectively, "Services") from iSecureTrac, and iSecureTrac desires to provide and perform such Services to and for DISTRIBUTOR hereunder.

         NOW THEREFORE, iSecureTrac and DISTRIBUTOR agree as follows:

1.0      DEFINITIONS

         1.1. "Active GPS Tracking" shall mean on-line access and use of the Application pursuant to the Hosting Services to acquire, perform, and use the services, functions, features, and capabilities described on Attachment 1 as comprising "Active GPS Tracking."

         1.2. "Application" shall mean a standalone computer software program developed by iSecureTrac that: (i) monitors and tracks the movement of iTracker-ET PTUs, including, but not limited to, each violation specified by DISTRIBUTOR for each iTracker-ET PTU ("Violation(s)"), (ii) records, reports, and archives data regarding, evidencing, and/or generated by the

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                  movement, timing, operation, Violation(s), and/or monitoring of or involving iTracker-ET PTUs (collectively, "Movement Data"), and (iii) provides, performs, and supports all Application Functions and real-time and archival alert monitoring, movement mapping, creation and modification of "inclusion" and "exclusion" zones - geographical boundaries where the wearer ("Wearer(s)") of an iTracker-ET PTU (an "iTracker Bracelet") must be present at certain times ("Inclusion Zones") or from which the Wearer has been excluded ("Exclusion Zones") by appropriate authorities, archiving and reporting of Movement Data for each Violation (including, without limitation, each Violation of an Inclusion Zone or Exclusion Zone by the Wearer (each, a "Zone Violation")), and secured logons. The Application shall further mean and incorporate access to and use of all of the features, capabilities, and functionality described in the immediately preceding sentence, but shall not include the use, access to, or any rights to the specific software code, whether source code or object code, which comprise the Application software.

         1.3. "Application Function(s)" shall mean Active GPS Tracking, Passive GPS Tracking, Data Warehousing, Automatic Tracking Data Delivery, and/or Archival Data Delivery, each as defined in this Section 1.

         1.4. "Archival Data Delivery" shall mean on-line access and use of the Application pursuant to the Hosting Services to acquire, perform, and use the services, functions, features, and capabilities described on Attachment 1 as comprising "Archival Data Delivery."

         1.5. "Automatic Tracking Data Delivery" shall mean on-line access and use of the Application pursuant to the Hosting Services to acquire, perform, and use the services, functions, features, and capabilities described on Attachment 1 as comprising "Automatic Tracking Data Delivery."

         1.6. "Data Warehousing" shall mean on-line access and use of the Application pursuant to the Hosting Services to acquire, perform, and use the services, functions, features, and capabilities described on Attachment 1 as comprising "Data Warehousing."

         1.7. "Hosting Services" shall mean (i) hosting, maintaining, and operating the Application on iSecureTrac's own computer servers ("Server(s)") and web site (the "Web Site"), and (ii) providing DISTRIBUTOR with on-line, real time access and use of the Application (including, but not limited to, all Application Functions) on iSecureTrac's Servers and Web Site via the Internet on a continuous, 24 hour per day x 7 day per week x 365 day per year basis ("24x7x365") (except for the service interruptions permitted by Section 4.2 of this Agreement) so as to enable DISTRIBUTOR to provide, perform, and support Monitoring Services to and for its Customers with respect to each "Activated iTracker Unit" throughout its full "Activation Term" as further

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                  defined, provided, and described in the Agreement.

         1.8. "Monitoring Services" shall mean the electronic tracking of iSecureTrac-ET PTUs, and the recording, reporting, and archiving of Movement Data for each iSecureTrac-ET PTUs.

         1.9. "Passive GPS Tracking" shall mean on-line access and use of the Application pursuant to the Hosting Services to acquire, perform, and use the services, functions, features, and capabilities described on Attachment 1 as comprising "Passive GPS Tracking."

         1.10. "Purchase Order" shall mean the written or electronic purchase orders duly issued by DISTRIBUTOR to iSecureTrac to purchase certain Services hereunder.

         1.11. "Support Services" shall mean the services described in Attachment 2.

         1.12. "Tracking" shall mean on-line access and use of the Application pursuant to the Hosting Services to acquire, perform, and use Active GPS Tracking or Passive GPS Tracking on or for any iSecureTrac Tracker Unit, as electronically designated by DISTRIBUTOR in the Application.

         1.13. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Distribution Agreement.

         1.14. This Agreement consists of the terms and conditions stated herein and in the following Attachments, both of which are incorporated herein by reference:

                  (a)      Attachment 1: Hosting Fees

                  (b)      Attachment 2: Support Services

                  (c)      Attachment 3: Source Code Escrow Agreement

2.0      HOSTING SERVICES

         2.1. GENERAL. iSecureTrac shall perform and provide DISTRIBUTOR with the Hosting Services during the "Term" (as defined herein) of this Agreement at and for the "Hosting Fees" specified on Attachment "1" (as such fees may be adjusted for "Authorized Price Changes" hereunder, "Hosting Fee(s)").

         2.2. ACTIVATION; DEACTIVATION. DISTRIBUTOR may initiate Tracking of any iTracker-ET PTU at any time (and from time-to-time) during the Term in its sole discretion ("Activate") by electronically registering and activating such iTracker-ET PTU for such Active GPS Tracking or Passive GPS Tracking in the Application ("Activation"). DISTRIBUTOR may terminate Tracking of any Activated iTracker Unit at any time (and from time-to-time) during the

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                  Term in its sole discretion ("Deactivate") by electronically deactivating such Activated iTracker Unit in the Application ("Deactivation"). DISTRIBUTOR may begin and continue to access and use the Application to acquire, use, and perform Tracking of and for any iSecureTrac-ET PTU from the date that DISTRIBUTOR electronically Activates such iSecureTrac-ET PTU for Tracking in the Application (each an "Activation Date") through and including such time as DISTRIBUTOR electronically Deactivates such iTracker Unit in the Application ("Deactivation Date") as described above (the "Activation Term"). An iSecureTrac-ET PTU electronically Activated by DISTRIBUTOR hereunder shall be an "Activated iTracker Unit" and have "Active Status" hereunder at all times during its Activation Term, that is, until its Deactivation Date, even if such Activation Term and Deactivation Date occur and extend after the effective date of any Agreement Termination ("Termination Date"). During its Activation Term (and until its Deactivation Date), an Activated iTracker Unit shall be
                  (i) an "Active iTracker Unit" hereunder if electronically registered and Activated for Active GPS Tracking in the Application, and (ii) a "Passive iTracker Unit" hereunder if electronically registered and Activated for Passive GPS Tracking in the Application. The Activation Term, Active Status, and Hosting Fees for and of any Activated iTracker Unit shall automatically terminate and cease upon its Deactivation, effective as of its Deactivation Date. In addition, on and after its Deactivation Date, an iSecureTrac-ET PTU shall no longer be an Activated iTracker Unit, Active iTracker Unit, or Passive iTracker Unit for any purpose hereunder.

         2.3. APPLICATION. Throughout the Term, the Application shall: (i) be compatible with all iSecureTrac-ET PTUs; (ii) permit and accommodate concurrent Tracking of all Activated iTracker Units by an unlimited number of remote users without degradation of the functionality or performance of the Application; (iii) be accessible and useable on the Web Site using a standard Microsoft Explorer browser ("Browser") and any type of connectivity to the Servers, including, but not limited to, via a modem or shared or dedicated cable line; and
                  (iv) provide and perform all Application Functions to and for DISTRIBUTOR as provided herein on an independent, standalone basis, without the use or need of any other software (except for the Browser software).

         2.4. SECURITY. During the Term, iSecureTrac shall adopt, implement, maintain, and upgrade commercially reasonable security measures and procedures (including, but not limited to, alarms, firewalls, passwords, encryption, access and use of adequate back-up computer servers, and periodic back-up of data) on a continuing, ongoing basis to deter, protect against, and prevent: (i) the loss, theft, destruction, corruption, interception, and unauthorized use, disclosure, or access of or to any Movement Data while archived on the Servers and during transmission hereunder, and (ii) the interruption of

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                  Hosting Services.

         2.5. SOURCE CODE ESCROW. iSecureTrac agrees to place and maintain in escrow, on an ongoing basis, commented source code for the Application, together with all compiling and linking information and related documentation (collectively, "Software Escrow Materials"), upon the terms and conditions set forth in the Escrow Agreement in Attachment 3 (the "Source Code Escrow Agreement"). iSecureTrac shall, within sixty (60) days of the release of any modification, update, upgrade, revision, new release, or new version of the Application, deposit updated Software Escrow Materials into escrow with the escrow agent under the Source Code Escrow Agreement (the "Escrow Agent") to reflect such modifications, revisions, updates, upgrades, new releases, and/or new versions of the Software. Upon the occurrence of any condition triggering release of the Source Code Escrow Materials to DISTRIBUTOR under the Source Code Escrow Agreement (each a "Release Condition"), DISTRIBUTOR shall have, and iSecureTrac hereby grants to DISTRIBUTOR, a non-exclusive, royalty free, fully paid, irrevocable, perpetual license in the Software Escrow Materials and all Intellectual Property Rights therein to use, copy, modify, enhance, and create derivative works from the Software Escrow Materials to provide, perform, and/or support Maintenance Services to and for its Customers, through the services of DISTRIBUTOR's own employees and/or its independent contractors. Upon the occurrence of any Release Condition, DISTRIBUTOR shall have the right and option to obtain the Software Escrow Materials from the Escrow Agent under the Source Code Escrow Agreement or directly from iSecureTrac.

3.0      SUPPORT SERVICES

         During the Term, iSecureTrac shall provide DISTRIBUTOR with such Support Services as DISTRIBUTOR may order in its sole discretion from time to time in its Purchase Orders as provided herein. Purchase Orders for Support Services shall be placed with iSecureTrac at least thirty (30) days prior to the date requested for the delivery of such services.

4.0      APPLICATION CAPACITY AND AVAILABILITY

         4.1. CAPACITY. Throughout the Term, iSecureTrac shall maintain sufficient Application capacity for DISTRIBUTOR to acquire and use the volume of Hosting Services necessary to provide Monitoring Services to its Customers for each Activated iTracker Unit.

         4.2. AVAILABILITY. iSecureTrac shall provide DISTRIBUTOR with continuous, uninterrupted access and use of and to the Application (and all Application Functions) for all Activated iTracker Units on a 24x7x365 basis at all times during the Term as provided herein ("Uptime"), except as follows

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                  (collectively, "Authorized Downtime"):

                  (a) Scheduled downtime not to exceed one (1) hour per calendar month of the Term scheduled at such times which, in the opinion of iSecureTrac, is the most convenient for all iSecureTrac customers, for the purpose of software maintenance or installation of new releases or versions of Application software ("Authorized Scheduled Downtime"). iSecureTrac shall provide DISTRIBUTOR with 72 hours prior written notice of each instance of such Authorized Scheduled Downtime.

                  (b) Downtime of up to one-tenth of one percent (.1%) of total Uptime measured on a monthly basis resulting from outages at the co-location facility housing the Servers ("Authorized Service Interruption Downtime").

                  (c) Downtime caused by any "Force Majeure Event" as defined in Section 17.1 ("Force Majeure Downtime"). In such event, iSecureTrac shall take all proper and reasonable steps to restore full access and use of the Application (and all Application Functions) to DISTRIBUTOR as soon as possible.

         4.3. ABATEMENT OF HOSTING FEES. After two (2) hours of downtime, Hosting Fees on each Activated iTracker Unit shall abate on a pro-rata basis for any Force Majeure Downtime and any downtime other than (or in excess of) Authorized Scheduled Downtime or Authorized Service Interruption Downtime. Such abatement shall be in addition to all of DISTRIBUTOR's other rights and remedies hereunder, at law, or in equity.

5.0      CONFIDENTIALITY AND DATA OWNERSHIP

         5.1. CONFIDENTIALITY. In connection with this Agreement, each party and its affiliates may disclose (the "Disclosing Party") its Confidential Information to the other party (the "Receiving Party"), and the Receiving Party may otherwise obtain or learn the Disclosing Party's Confidential Information. The Receiving Party shall: (i) hold and protect the Disclosing Party's Confidential Information in the strictest confidence, using the same degree of care (but at least reasonable care) that it uses to protect its own confidential or proprietary information of a similar character; (ii) not directly or indirectly disclose any of the Disclosing Party's Confidential Information to any third party; (iii) disclose the Disclosing Party's Confidential Information only to the Receiving Party's own employees on a "need to know" basis; (iv) use the Disclosing Party's Confidential Information only during the Term of this Agreement and solely to perform the Receiving Party's obligations and rights hereunder, and for no other purpose, and (v) discontinue all use of, and

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                  return to the Disclosing Party (or in lieu of such return, destroy), all of the Disclosing Party's Confidential Information upon the earlier of (A) the Disclosing Party's request, or (B) the Termination Date. The Disclosing Party shall be and at all times remain the sole and exclusive owner of all of its Confidential Information and all Intellectual Property Rights therein, and the Receiving Party shall not have or acquire any right, title, or interest in or to any of the Disclosing Party's Confidential Information or any Intellectual Property Rights therein under this Agreement, by virtue of the Receiving Party's acquisition or use of the Disclosing Party's Confidential Information, or otherwise. "Confidential Information" shall be deemed to include all copies, extracts, excerpts, abstracts, and summaries containing any Confidential Information prepared by either party in any medium. Notwithstanding the foregoing, "Confidential Information" shall not include, and this Section
                  5.1 shall not apply to, any information that: (1) is at the time of disclosure, or subsequently becomes, part of the public domain through no act or failure to act on the part of the Receiving Party, (2) was already known or possessed by the Receiving Party with no obligation of confidentiality at the time of the disclosure of such information by the Disclosing Party, (3) is furnished to the Receiving Party by a third party source, provided that such third party source is not known by the Receiving Party to be prohibited from disclosing such information by a contractual, legal, or fiduciary obligation owed to the Disclosing Party, (4) is independently developed by the Receiving Party without reference to or use of any of the Disclosing Party's Confidential Information, or
                  (5) whose disclosure is sought by subpoena, litigation discovery device, or other legal process or is otherwise required by law.

         5.2. OWNERSHIP. All Movement Data, including, but not limited to, all data evidencing or pertaining to any Violation (collectively, "Violation Data"), including, but not limited to, any Zone Violation, shall constitute DISTRIBUTOR's Confidential Information under Section 5.1. DISTRIBUTOR shall own all rights in and to all Movement Data as further provided in Section 5.1. Subject to the terms and conditions contained herein, and except as may otherwise be limited, revoked, or prohibited by DISTRIBUTOR in writing in its sole discretion from time to time, DISTRIBUTOR hereby grants iSecureTrac a non-exclusive, personal, limited, non-transferable (with no right of assignment or sublicense) license to use the Movement Data during the Term for the purpose of analyzing and reporting only general historical trends and summaries in the ordinary course of its business and for no other purpose, provided, however, that (i) such Movement Data is disclosed and reported only in aggregate form such that no Wearer, Customer, iTracker-ET PTU, or source of such Movement Data is, directly or indirectly, identified or identifiable, explicitly or implicitly, and (ii) no specifically identifiable Movement Data is disclosed for any particular iTracker-ET PTU.

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6.0      DATA WAREHOUSING AND ARCHIVAL DATA DELIVERY

         As part of Tracking, the Application shall record, store on the Servers, and provide on-line access to all Movement Data (including, but not limited to, Violation Data) for each Activated iTracker Unit (collectively, "Data Archiving") for a period of sixty (60) days after its recording date ("Base Archiving"). The charge for all Base Archiving is included in and covered by the "Daily Hosting Fee" (as defined herein) for each Activated iTracker Unit. DISTRIBUTOR may, in its sole discretion, extend Data Archiving for any Activated iTracker Unit for periods beyond sixty (60) days for the Hosting Fee specified for Data Warehousing on Attachment 1 (as such fee may be adjusted by Authorized Price Changes hereunder, the "Data Warehousing Fee") by issuing a Purchase Order authorizing the performance of such Data Warehousing. In addition, upon receipt of a Purchase Order from DISTRIBUTOR authorizing Archival Data Delivery for any Activated iTracker Unit(s), iSecureTrac will, for the applicable Hosting Fee specified on Attachment 1 (as such fee may be adjusted by Authorized Price Changes hereunder, the "Data Delivery Fee"), store Movement Data generated by and for each such Activated iTracker Unit on a separate compact disk ("CD(s)") and ship each such CD to DISTRIBUTOR. DISTRIBUTOR may terminate Data Warehousing and Archival Data Delivery for any Activated iTracker Unit at any time during the Term in its sole discretion upon thirty (30) days prior written notice to iSecureTrac, and Data Warehousing and Archival Data Delivery shall, in all events, automatically terminate for each Activated iTracker Unit on its Deactivation Date. In addition, as soon as possible after the Effective Date, iSecureTrac shall enhance the Application at its own cost and expense so as to incorporate and perform Automatic Tracking Data Delivery as an additional, integrated Application Function and provide DISTRIBUTOR with on-line access and use of same free of charge for each Activated iTracker Unit as part of the Hosting Services.

7.0      PRICE PROTECTION

         iSecureTrac hereby agrees that the that it shall not change any fees or prices charged for any Services (collectively, "Fees"), including any Hosting Fees or Support Fees, from the amounts listed in any Attachment hereto (collectively, "Fees") for a period of [confidential treatment request] from the Effective Date of this Agreement. Thereafter, iSecureTrac may prospectively change the Fees once per year by up to [confidential treatment requested], effective on each successive, annual anniversary of the Effective Date (each, an "Anniversary Date"), by giving DISTRIBUTOR ninety (90) days prior written notice to DISTRIBUTOR of such change prior to such Anniversary Date ("Price Changes"). Each Price Change authorized hereunder ("Authorized Price Change(s)") shall be deemed incorporated into this Agreement and shall replace the Fees listed in this Agreement on a going forward basis as provided herein. Fees shall not increase during the Term except by way of Authorized Price Changes implemented in accordance with this Section 7.0.

8.0      PURCHASE ORDERS

         DISTRIBUTOR may, in its sole discretion, access and use the Application to acquire and perform Tracking of any Activated iTracker Unit(s) at any time during the Term by electronic Activation thereof in accordance with Section 2.2, and no Purchase Order or other notice shall be necessary therefor. DISTRIBUTOR may order Data Warehousing, Archive Data Delivery, and

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Support Services (collectively, "PO Services") only through applicable Purchase
Orders placed by DISTRIBUTOR with iSecureTrac. Purchase Orders shall state quantity, price and performance dates as appropriate, and SERVICE PROVIDER shall place said Purchase Orders with iSecureTrac with any lead times required by iSecureTrac hereunder. In the event any terms are listed on Purchase Orders which are inconsistent with the terms of this Agreement, this Agreement shall govern any such inconsistency.

9.0      CHARGES AND PAYMENTS

         9.1. HOSTING FEES. iSecureTrac shall provide, perform, and sell the Hosting Services to DISTRIBUTOR during the Term at and for the applicable Hosting Fee hereunder. The daily Hosting Fee for Tracking specified on Attachment 1 ("Daily Hosting Fee") shall accrue for each Activated iTracker Unit during each day of its Activation Term, and shall cease upon its Deactivation Date. No Hosting Fees shall accrue or be due hereunder (i) for any period before or after the Activation Term of any Activated iTracker Unit, or (ii) for any iSecureTrac-ET PTU not having Active Status. The Hosting Fees are all-inclusive and constitute payment in full (and iSecureTrac's sole and exclusive compensation) for the Hosting Services.

         9.2. INVOICING. iSecureTrac shall issue a separate monthly "Invoice" (as defined herein) for each Activated iTracker Unit during each month of its Activation Term, billing DISTRIBUTOR in arrears for the Services performed and completed by iSecureTrac hereunder with respect to such Activated iTracker Unit during the immediately preceding month of its Activation Term. The Fees due hereunder for such performed Services shall be payable net
                  [confidential treatment requested] from DISTRIBUTOR's receipt of iSecureTrac's Invoice therefor at the address provided in this Section 9.2. Each invoice for each Activated iTracker Unit shall be in writing and shall contain the following information ("Invoice(s)"): (i) the identity of the Activated iTracker Unit; (ii) the type of Services performed for such Activated iTracker Unit ("Invoiced Services"); (iii) the date(s) on which such Invoiced Services were performed; (iv) the Purchase Order number (if applicable); (v) the Fees for each Invoiced Service; and (vi) any applicable taxes and discounts hereunder. All Invoices for PO Services shall be delivered to DISTRIBUTOR at the "Bill To" address shown on the face of DISTRIBUTOR's Purchase Order, and all Invoices for other Services shall be delivered to DISTRIBUTOR at the following address:

                                SecurityLink/ADT Security Services, Inc.
                                111 Windsor Drive
                                Oak Brook, IL 60523
                                Attn:  Ed Maier

         9.3. TAXES. Fees are exclusive of all taxes however designated. DISTRIBUTOR shall be responsible for the payment of only all applicable sales and/or use

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                  taxes assessed and measured directly by and upon the Fees paid for its purchases of Services hereunder.

10.0     TERM AND TERMINATION

         10.1. TERM. The initial term of this Agreement shall be three (3) years from the Effective Date first written above, unless terminated earlier as provided herein (the "Initial Term"). At the end of the three (3) year Initial Term, this Agreement shall automatically renew on the terms and conditions contained herein for up to two (2) additional, consecutive one
                  (1) year periods upon the Anniversary Date of the Initial Term and the first annual extension thereof (each, a "Renewal Term"), unless either party terminates the Agreement, for any reason, upon 90 days written notice to the other party. The "Term" of this Agreement shall consist of the Initial Term, any Renewal Term, and any "Extension Term" (defined and provided below), taken together.

         10.2. CONTINUED SERVICES. Notwithstanding any Agreement Termination, this Agreement shall not expire or terminate (and shall continue in full force and effect in accordance with its terms) after its Termination Date with respect to each Activated iTracker Unit having Active Status on such Termination Date ("Surviving iTracker Units"), but only for so long as such Surviving iTracker Unit retains such Active Status (i.e., until it is Deactivated by DISTRIBUTOR) ("Extension Term"). DISTRIBUTOR may, in its sole discretion, continue to purchase the Services from iSecureTrac hereunder (and iSecureTrac shall continue to make available, sell, and perform such Services to DISTRIBUTOR as provided herein) after any Termination Date for each Surviving iTracker Unit until its Deactivation Date, even if such Deactivation Date and its Activation Term extends beyond the Termination Date ("Continued Services"). All Continued Services and Surviving iTracker Units shall be "Services" and "Activated iTracker Units" hereunder and shall be subject to all of the terms and conditions of this Agreement applicable thereto, including the Deactivation rights contained herein. The terms of this
                  Section 10.2 shall supersede any contrary provision contained in this Agreement.

         10.3. TERMINATION FOR CAUSE. Either party may terminate this Agreement at any time upon the occurrence of any of the following events by or involving the other party ("Termination for Cause"):

                  (a) The other party liquidates or ceases to conduct business in the normal course, or makes a general assignment of assets for the benefit of creditors.

                  (b) The other party is in material default of any of its material obligations under this Agreement, and such material default is not cured within

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                           thirty (30) days from the date on which it was
                           notified in writing of such default by the other party, unless subsequently waived in writing.

         10.4. TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement without cause at any time during the Term on ninety
                  (90) days prior written notice to the other party hereto ("Termination for Convenience").

         10.5. SURVIVAL. Sections 5, 10.2, 12, 13, 15, and 16, and all other provisions hereof that would by their very nature or terms survive this Agreement, shall survive any Agreement Termination. In addition, Services shall continue to be provided and performed to and for DISTRIBUTOR hereunder after any Agreement Termination so long as any iTracker-ET PTU remains in Activated Status in accordance with Section 10.2.

11.0     INDEPENDENT CONTRACTORS

         Nothing in this Agreement shall be construed as creating any agency, legal representation, partnership, joint venture, or any other relationship between the parties other than being separate entities which remain independent contractors.

12.0     INDEMNIFICATION AND INSURANCE

         12.1. SCOPE. iSecureTrac will defend, indemnify, and hold the DISTRIBUTOR Indemnitees harmless from and against any Liability arising out of or resulting from any and all claims that any of the Services infringe upon or misappropriate Intellectual Property Rights. iSecureTrac agrees to defend any suit or proceeding brought against any DISTRIBUTOR Indemnitee which is based on such claim.

         12.2. CONDITIONS. The above stated indemnity is subject to the following conditions; provided, however that any failure to satisfy such conditions shall excuse iSecureTrac from its indemnification obligation hereunder only to the extent (if any) that it is prejudiced thereby:

                  (a) DISTRIBUTOR must promptly notify iSecureTrac in writing of any claim of infringement covered by such indemnity upon obtaining actual knowledge thereof and provide iSecureTrac, at its reasonable request and at iSecureTrac's expense, with the reasonable assistance, information and cooperation necessary to defend against any such claim or litigation;

                  (b) DISTRIBUTOR must grant iSecureTrac sole authority to defend or settle such claim with counsel reasonably satisfactory to DISTRIBUTOR, except that the iSecureTrac shall not settle any such claim without first obtaining DISTRIBUTOR's prior written consent, unless: (i) such settlement contains no finding or admission of fault or violation of law on the part of DISTRIBUTOR, (ii) the sole relief provided in such settlement is monetary damages that are paid in full by iSecureTrac, and (iii) if iSecureTrac fails to retain counsel or otherwise defend any such claim, DISTRIBUTOR may, in DISTRIBUTOR's sole discretion and without prior notice to or approval from iSecureTrac, defend or settle such claim at iSecureTrac's sole cost and expense;

                  (c) Any costs paid by iSecureTrac for such claim pursuant to its indemnity hereunder that are incurred or recovered in such litigation or negotiation shall accrue to iSecureTrac's account; and

         12.3. MUTUAL INDEMNIFICATION. Each party (the "Indemnitor") will defend, indemnify, and hold the other party (the "Indemnitee") harmless for and against any Liability arising out of or resulting from: (i) the negligence or willful misconduct of the Indemnitor, its employees, and agents; and/or (ii) any breach of this Agreement by the Indemnitor, including any breach, falsity, violation, or inaccuracy of or in any representation, warranty, obligation, or covenant made by the Indemnitor hereunder.

         12.4. SEC DISCLOSURE INDEMNIFICATION. iSecureTrac will defend, indemnify, and hold the DISTRIBUTOR Indemnitees harmless for and against any Liability arising out of or resulting from any SEC Disclosure by iSecureTrac and/or any related SEC Disclosure Matters, including, but not limited to, any claim brought by any third party (including, but not limited to, any governmental regulatory authority or any past, present, future, or potential shareholder or investor in iSecureTrac) based upon its use of or reliance upon any SEC Disclosure or alleging any violation of any Securities Laws involving any SEC Disclosure.

         12.5. INSURANCE. iSecureTrac agrees to obtain and maintain the Insurance Policies throughout the Term at iSecureTrac's sole cost and expense. All Insurance Policies shall: (i) be primary without right of contribution from any insurance maintained by DISTRIBUTOR; (ii) be issued by duly qualified insurance carriers reasonably satisfactory to DISTRIBUTOR; and (iii) require that DISTRIBUTOR be given at least thirty (30) days prior written notice of cancellation, non-renewal, or any material change therein. Contemporaneously with iSecureTrac's execution of this Agreement, iSecureTrac shall deliver to DISTRIBUTOR Certificates of Insurance evidencing the Insurance Policies required by this Agreement.

13.0     LIMITATION OF LIABILITY

         EXCEPT AS OTHERWISE PROVIDED BELOW, IN NO EVENT WILL EITHER DISTRIBUTOR OR ISECURETRAC BE LIABLE FOR (i) SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (ii) ANY DAMAGES RESULTING FROM LOSS OF DATA, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, REVENUES OR USE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF ANY SERVICES SOLD OR PROVIDED HEREUNDER, REGARDLESS OF WHETHER DISTRIBUTOR OR ISECURETRAC, AS APPLICABLE, HAS BEEN NOTIFIED IN ADVANCE OF SUCH DAMAGES EXCEPT TO THE EXTENT THAT ANY SUCH DAMAGES, WHETHER DESCRIBED IN POINT (i) OR (ii), ARISE OUT OF, RELATE TO, OR ARE COVERED BY: (A) A PARTY'S BREACH OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR APPLICABLE LAW PERTAINING TO INTELLECTUAL PROPERTY RIGHTS OR CONFIDENTIALITY; (B) ANY REPRESENTATION, WARRANTY, OR INDEMNITY GIVEN BY A PARTY FOR OR AGAINST INFRINGEMENT OF A THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS; (C) A PARTY'S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR VIOLATION OF THE LAW; (D) PERSONAL INJURY OR DEATH; OR (E) ANY RESPONSIBILITY OR OBLIGATION OF, INCLUDING ANY INDEMNITY GIVEN BY, ISECURETRAC HEREUNDER FOR OR PERTAINING TO ANY SEC DISCLOSURE OR SEC DISCLOSURE MATTER.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, ISECURETRAC SPECIFICALLY DISCLAIMS ANY LIABILITY OR RESPONSIBILITY FOR THE ACTS OF ANY MONITORED PARTICIPANT MAKING USE OF ANY SPECIFIC ITRACKER BRACELET (a.k.a. "WEARER(S)")

DISTRIBUTOR hereby acknowledges that it recognizes and fully understands that successful operation of iTracker units is highly dependent on wireless communication and locational devices not provided by iSecureTrac and outside of the control or scope of iSecureTrac. iSecureTrac DISCLAIMS ANY LIABILITY OR RESPONSIBILITY FOR THE OPERATION OF GPS SATELLITES OR COMMERCIAL COMMUNICATIONS SYSTEMS USED IN CONNECTION WITH ITS PRODUCTS.

14.0     NOTICES

         Any notices required to be given hereunder will be given in writing and sent to the other party, postage or transmission cost prepaid and properly addressed, at the address indicated below:

     To iSecureTrac:
                           iSecureTrac Corporation
                           5022 South 114th Street
                           Omaha, NE 68137
                           Attn:  SecurityLink Account Manager

     To DISTRIBUTOR:

                           SecurityLink/ADT Security Services, Inc.
                           111 Windsor Drive
                           Oak Brook, IL 60523
                           Attn:  Ed Maier

    With a copy to:

                             ADT Security Services, Inc.
                             One Town Center Road
                             Boca Raton, Florida 33486-1010
                             Attn: Gray Finney, Esq., General Counsel

Notices shall be deemed given when delivered in person or received via registered or certified mail, or via a nationally recognized overnight courier, or acknowledged facsimile transmission, provided such acknowledgement is machine generated.

15.0     INFORMATION RELEASES; PUBLIC DISCLOSURES

         Except as may be required by law or the rules or regulations of the Securities and Exchange Commission (subject to compliance with the terms provided below), prior to the disclosure or dissemination of any Public Disclosures, written consent must be obtained from the other party as to content, means and timing of such Public Disclosure, which consent may be granted or denied in such other party's sole discretion. The Public Disclosure shall be reviewed by the non-disclosing party as expeditiously as reasonable upon receipt. The following terms shall apply to any Public Disclosure made pursuant to any Securities Laws, including, but not limited to, SEC Disclosures:
(i) except to the extent specifically required by Securities Laws, no SEC Disclosure shall, directly or indirectly, expressly or implicitly, identify or refer to the non-disclosing party or any of its affiliates by name or otherwise (the "Anonymity Requirement"), (ii) no SEC Disclosure referencing, involving, or pertaining to this Agreement, the transactions hereunder, or the non-disclosing party shall be made, published, or released without first obtaining the non-disclosing party's prior written confirmation that each Relevant SEC Disclosure Provision(s) (each of which shall constitute a "SEC Disclosure" for all purposes hereunder) complies with the Anonymity Requirement, (iii) the non-disclosing party's review, approval, and/or rejection of any SEC Disclosure shall be limited solely and exclusively to an evaluation and determination of whether each Relevant SEC Disclosure Provision satisfies the Anonymity Requirement, (iv) no review, approval, rejection, and/or any other act or omission on the part of the non-disclosing party with respect to any SEC Disclosure shall constitute or be taken, construed, or represented as an opinion, representation, warranty, approval, authorization, ratification, confirmation, recommendation, or guidance, or assumption of any liability, duty, or responsibility by or of the non-disclosing party for, of, or with respect to the SEC Disclosure or any matter relating thereto, including, but not limited to, the content, form, truth, accuracy, sufficiency, timing, legality, or necessity of such SEC Disclosure, the use of or reliance upon such SEC Disclosure by the disclosing party or any third party (including, but not limited to, any past, present, future, or potential iSecureTrac shareholder or investor of the disclosing party), or whether such SEC Disclosure complies with or violates any applicable Securities Law (collectively, "SEC Disclosure Matters"), and (v) the disclosing party shall have and at all times retain sole and exclusive liability and responsibility for each SEC Disclosure and all SEC Disclosure Matters under all circumstances whatsoever, including, but not limited to, where the non-disclosing party confirms that an SEC Disclosure satisfies the Anonymity Requirement.

16.0     MISCELLANEOUS

         16.1. FORCE MAJEURE. Neither party shall be liable to the other party for failure or delay in performance of its obligations under this Agreement due to events of "force majeure," including, but not limited to strikes, wars, revolutions, fires, floods, explosions, earthquakes, other acts of God, government regulations or other causes beyond its control ("Force Majeure Event(s)"). Notwithstanding the foregoing, if any Force Majeure Event prevents or delays either party from performing its obligations for 180 consecutive days or more, the other party may terminate this Agreement on written notice to the delayed or non-performing party.

         16.2. AMENDMENT. This Agreement may not be changed, amended or modified except by a writing executed by the parties hereto. Terms and conditions, whether printed or written, stated in any purchase order, acknowledgement, confirmation or invoice pursuant hereto shall be of no force or effect to the extent such terms would modify, add to or are inconsistent with the terms and conditions described in this Agreement.

         16.3. CAPTIONS. The captions contained herein are for convenience of reference only and shall not affect or be construed to affect the meaning or the terms of this Agreement.

         16.4. BINDING AGREEMENT. This Agreement shall inure to the benefit of and binding upon the parties hereto and their respective successors and assigns.

         16.5. ENTIRE AGREEMENT. This Agreement and attachments hereto represent the entire and final agreement and understanding between the parties concerning the subject matter described herein. Any other agreements or understandings between the parties concerning the subject matter described herein, whether oral or written, shall be of no force and effect.

         16.6. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable under the law of the jurisdiction applicable to this Agreement, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but the rights and obligations of the parties shall be construed as if the Agreement did not contain the unenforceable provision or provisions.

         16.7. WAIVER. No delay or failure by either party to exercise or enforce at any time any right or provision of this Agreement shall be considered a waiver thereof or of such party's right thereafter to exercise or enforce each and every right and provision of this Agreement. In order for a waiver to be valid, it shall be in writing, signed by the waiving party, but need not be supported by consideration.

         16.8. ASSIGNMENT. Neither party hereto shall have the right to assign this Agreement or any obligations or rights hereunder to any third party without the prior written consent of the other party. Any attempt to make said assignment without the written permission of the other party shall be void.

         16.9. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the STATE OF NEW YORK.

        IN WITNESS WHEREOF, DISTRIBUTOR and ISECURETRAC have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date first above written.

iSecureTrac Corp.                  ADT Security Services, Inc.,
("iSecureTrac")                    successor in interest to SecurityLink, Inc.
                                   ("DISTRIBUTOR")


By:____________________________             By:____________________________
Name:_________________________              Name:_________________________
Title:__________________________            Title:__________________________
Date:__________________________             Date:__________________________

                                                         AGREEMENT NO. HA-011010


                                  ATTACHMENT 1

                                  HOSTING FEES

------------------------------------ ----------------------------------------------- --------------------------------------
       APPLICATION FUNCTION                           DESCRIPTION                                 HOSTING FEE
------------------------------------ ----------------------------------------------- --------------------------------------
Active GPS Tracking                 ACTIVE GPS TRACKING SHALL INCLUDE ON-LINE        [confidential treatment requested]
                                    ACCESS AND USE OF THE APPLICATION ON THE
                                    SERVERS TO ACQUIRE AND USE THE FOLLOWING
                                    FUNCTIONS, FEATURES, CAPABILITIES, AND
                                    SERVICES FOR EACH ACTIVE ITRACKER UNIT
                                    DURING ITS ACTIVATION TERM:

                                      o      Real time, continuous GPS tracking
                                             and mapping of each Active iTracker
                                             Unit

                                      o      Archiving all Movement Data,
                                             including historical mapping and
                                             tracking data, for
                                             evidentiary/management use

                                      o      Permits two-way cellular
                                             communications

                                      o      Each Active iTracker Unit may be
                                             associated with a specific
                                             Transmitter Bracelet

                                      o      Anytime electronic Activation and
                                             Deactivation in the Application

                                      o      Up to twenty (20)
                                             Inclusion/Exclusion Zones which may
                                             be modified at any time

                                      o      Immediate cellular notification of
                                             all Violations to the supervising
------------------------------------ ----------------------------------------------- --------------------------------------
                                       17


------------------------------------ ----------------------------------------------- --------------------------------------
       APPLICATION FUNCTION                           DESCRIPTION                                 HOSTING FEE
------------------------------------ ----------------------------------------------- --------------------------------------
                                             authority, including, but not
                                             limited to, Zone Violations

                                      o      Secure access

                                      o      60 days of Data Archiving of
                                             Movement Data, including historical
                                             mapping data
                                                                                     [confidential treatment requested]
                                      o      "Where Are You" Paging ("WAY
                                             Paging")
------------------------------------ ----------------------------------------------- --------------------------------------
Passive GPS Tracking                PASSIVE GPS TRACKING SHALL INCLUDE ON-LINE       [confidential treatment requested]
                                    ACCESS AND USE OF THE APPLICATION ON THE
                                    SERVERS TO ACQUIRE AND USE THE FOLLOWING
                                    FUNCTIONS, FEATURES, CAPABILITIES, AND
                                    SERVICES FOR EACH PASSIVE ITRACKER UNIT
                                    DURING ITS ACTIVATION TERM:

                                      o      Tracking and mapping of each
                                             Passive iTracker Unit (next day
                                             reporting)

                                      o      Generation of historical GPS
                                             mapping/tracking data for each
                                             Passive iTracker Unit. Tracking
                                             data will be collected on a real
                                             time basis and stored on the
                                             Passive iTracker Unit

                                      o      Each Passive iTracker Unit may be
                                             associated with a specific
                                             Transmitter Bracelet.

                                      o      Anytime electronic Activation and
                                             Deactivation

                                      o      Up to twenty (20)
                                             Inclusion/Exclusion Zones which may
                                             be modified at anytime

                                      o      Next day reporting of all
                                             Violations to the supervising
------------------------------------ ----------------------------------------------- --------------------------------------
                                       18


------------------------------------ ----------------------------------------------- --------------------------------------
       APPLICATION FUNCTION                           DESCRIPTION                                 HOSTING FEE
------------------------------------ ----------------------------------------------- --------------------------------------
                                             authority, including, but not
                                             limited to, Zone Violations
                                             (immediate notification of specific
                                             violations while docked)

                                      o      Secure access

                                      o      60 days of Data Archiving of
                                             Movement Data, including historical
                                             mapping data
------------------------------------ ----------------------------------------------- --------------------------------------
Data Warehousing                    Hierarchical storage of Movement Data for        [confidential treatment requested]
                                    more than 60 days
------------------------------------ ----------------------------------------------- --------------------------------------
Archival Data Delivery              Collection and preparation of archival           [confidential treatment requested]
                                    Movement Data and delivery of a CD
                                    containing same
------------------------------------ ----------------------------------------------- --------------------------------------
Automatic Tracking Data Delivery    Automatic, high-speed, secure transmission       [confidential treatment requested]
                                    of [confidential treatment requested]
                                    encrypted, archival Movement Data for each
                                    Activated iTracker Unit from the Servers to
                                    the ADT archive server using file transfer
                                    protocol on a rolling, periodic basis.
------------------------------------ ----------------------------------------------- --------------------------------------

iSecureTrac Corp.                   ADT Security Services, Inc.,
("iSecureTrac")                     successor in interest to SecurityLink, Inc.
                                    ("DISTRIBUTOR")


By:____________________________     By:____________________________
Name:_________________________      Name:_________________________
Title:__________________________    Title:__________________________
Date:__________________________     Date:__________________________

                                                         AGREEMENT NO. HA-011010

                                  ATTACHMENT 2

                                SUPPORT SERVICES

Service       Description                                                  Support Fee
-------       -----------                                                  -----------
Training      On-site training of DISTRIBUTOR personnel, covering
              the use of the Application, including all Application
              Functions. Limited to 8 persons per Session.                 [confidential treatment requested]

         Two (2) days of Training will be provided by iSecureTrac to DISTRIBUTOR at DISTRIBUTOR's designated location at no charge to DISTRIBUTOR

         iSecureTrac will also invoice DISTRIBUTOR for reasonable travel expenses actually incurred by iSecureTrac personnel in providing on-site Training, consisting of transportation, lodging, and meals. Prior to scheduling on-site Training, iSecureTrac will submit a Training agenda for DISTRIBUTOR's approval.


iSecureTrac Corp.                   ADT Security Services, Inc.,
("iSecureTrac")                     successor in interest to SecurityLink, Inc.
                                    ("DISTRIBUTOR")


By:____________________________     By:____________________________
Name:_________________________      Name:_________________________
Title:__________________________    Title:__________________________
Date:__________________________     Date:__________________________

                                                         AGREEMENT NO. HA-011010

                                  ATTACHMENT 3

                          SOURCE CODE ESCROW AGREEMENT


                                 Attached Hereto

                        MASTER PREFERRED ESCROW AGREEMENT

                      Master Number ______________________

This agreement ("Agreement") is effective ________, 20__ among DSI Technology Escrow Services, Inc. ("DSI"), iSecureTrac Corporation ("Depositor"), and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("parties").

A. Depositor and Preferred Beneficiary have entered or will enter into a separate agreement (including, but not limited to, a Hosting Services Agreement) regarding certain proprietary technology of Depositor (referred to in this Agreement as the "License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement, pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1  --  DEPOSITS

1.1 OBLIGATION TO MAKE DEPOSIT. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement. If the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 IDENTIFICATION OF TANGIBLE MEDIA. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3 ESCROW ACCOUNT NAME IDENTIFICATION. Subject to this Article 1, and at or prior to the time Depositor makes the initial deposit with DSI in accordance with Section 1.2 above, Depositor shall complete and sign Exhibit D naming the initial account upon which the Deposit Materials are written or stored. Any new deposits referencing new account names made subsequent to the signing of this Agreement, intended by the Depositor to be held in a separate account and maintained separately from the initial account, but made a part of this Agreement, shall be provided for by the Depositor on Exhibit E, and Exhibit E shall be signed by the Depositor and DSI.

1.4 DEPOSIT INSPECTION. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.7 below.

1.5 ACCEPTANCE OF DEPOSIT. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.6      DEPOSITOR'S REPRESENTATIONS.  Depositor represents as follows:

a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c.       The Deposit Materials are not subject to any lien or other encumbrance;

d. The Deposit Materials consist of the proprietary technology and other materials identified in the License Agreement or Exhibit A, as the case may be; and

e. The Deposit Materials are machine readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.7 VERIFICATION. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. Preferred Beneficiary shall have the right to cause a verification of any Deposit Materials, at Preferred Beneficiary's expense. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.8      DEPOSIT UPDATES.

a. GENERALLY. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within sixty (60) days of each release of a new version of the product which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and Depositor shall sign the new Exhibit B. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.7 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

b. DEPOSITRACK SERVICE. DSI shall notify Depositor in writing semi-annually of Depositor's obligation to make updated deposits. Within thirty
(30) days of receipt of such notice, Depositor shall certify in writing to DSI that (a) it has made the updated deposits as required in the immediately preceding paragraph; or (b) there has not been a release of a new version of the product since the last deposit. After the thirty (30) days, DSI shall notify Preferred Beneficiary that DSI has received (a) an updated deposit from Depositor; (b) a statement from Depositor advising there has not been a release of a new version of the product since the last deposit; or (c) no response from Depositor. Unlimited deposit updates and two (2) storage units are included in the fees for this Agreement.

1.9 REMOVAL OF DEPOSIT MATERIALS. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1 CONFIDENTIALITY. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal. (See Section 7.5 below for notices of requested orders.)

2.2 STATUS REPORTS. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 AUDIT RIGHTS. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

2.4 REMOVAL OF PREFERRED BENEFICIARY. In the event a License Agreement is terminated by the parties thereto, either Depositor or Preferred Beneficiary may notify DSI of such event and request DSI to cancel any services for or obligations to such Preferred Beneficiary under this Agreement and remove Preferred Beneficiary as a party to this Agreement ("Cancellation Notice"). If the Cancellation Notice has been send by Depositor, DSI shall verify the accuracy of its content by notifying Preferred Distributor of such receipt within ten (10) calendar days thereof by mail or electronic transmission ("Verification Notice"). The Cancellation Notice shall be deemed accurate and DSI may act accordingly if DSI has not received contrary instructions from Preferred Beneficiary within thirty (30) calendar days of its mailing or transmission by DSI. If the Cancellation Notice has been send by Preferred Beneficiary, it shall be deemed accurate and DSI may act accordingly. DSI shall credit Depositor on a pro-rata basis for any Preferred Beneficiary so removed as a party to this Agreement.

ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1 TITLE TO MEDIA. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 RIGHT TO MAKE COPIES. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 RIGHT TO TRANSFER UPON RELEASE. Depositor hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with
Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4  -- RELEASE OF DEPOSIT

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4.1      RELEASE CONDITIONS. As used in this Agreement, "Release Conditions"
shall mean the existence of any one or more of the following circumstances, uncorrected for more than thirty (30) days:

a. Entry of an order for relief for Depositor under Title 11 of the United States Code;

b. The making by Depositor of a general assignment for the benefit of creditors;

c. The appointment of a general receiver or trustee in bankruptcy of Depositor's business or property;

d. Action by Depositor under any state insolvency or similar law for the purpose of its bankruptcy, reorganization or liquidation;

e.       Depositor's failure to continue to do business in the ordinary course;

f. Depositor's failure to maintain, in the event software source code is part or all of the Deposit Materials, software licensed for use or accessible through a Web site hosting arrangement by Depositor to any Preferred Beneficiary; or

g. Depositor's material breach of a License Agreement, without curing such breach as may be provided for in such License Agreement.

4.2 FILING FOR RELEASE. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3 CONTRARY INSTRUCTIONS. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have thirty (30) calendar days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.3 of this Agreement. Subject to Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.3; or (c) order of a court.

4.4 RELEASE OF DEPOSIT. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary.

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

Upon any such release, the escrow arrangement will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release.

4.5 RIGHT TO USE FOLLOWING RELEASE. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this
Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials in accordance with the License Agreement.

ARTICLE 5  --  TERM AND TERMINATION

5.1 TERM OF AGREEMENT. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) DSI instructs Depositor and Preferred Beneficiary in writing that the Agreement is terminated for nonpayment in accordance with Section 5.2 or by resignation in accordance with Section 5.3. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 TERMINATION FOR NONPAYMENT. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 TERMINATION BY RESIGNATION. DSI reserves the right to terminate this Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days' written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with Section 5.4.

5.4 TERMINATION FOR CONVENIENCE. Provided that all Preferred Beneficiaries have been removed as parties to this Agreement in accordance with Section 2.4, Depositor may terminate this Agreement without cause at any time during the term of this Agreement on thirty (30) days prior written notice to DSI.

5.5 DISPOSITION OF DEPOSIT MATERIALS UPON TERMINATION. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.6 SURVIVAL OF TERMS FOLLOWING TERMINATION. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.       Depositor's Representations (Section 1.5);

b.       The obligations of confidentiality with respect to the Deposit
Materials;

c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

d.       The obligation to pay DSI any fees and expenses due;

e.       The provisions of Article 7; and

f. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 6  --  DSI'S FEES

6.1 FEE SCHEDULE. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. Unless otherwise stated in this Agreement or agreed in a writing signed by DSI, Depositor will pay DSI's fees. DSI shall notify the party responsible for payment of DSI's fees at least sixty (60) days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 PAYMENT TERMS. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7  --  LIABILITY AND DISPUTES

7.1 RIGHT TO RELY ON INSTRUCTIONS. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a

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

party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 INDEMNIFICATION. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 DISPUTE RESOLUTION. Unless otherwise agreed by Depositor and Preferred Beneficiary, any dispute relating to or arising from this Agreement shall be initiated and maintained in a court of competent jurisdiction in San Diego, California, USA.

7.4 CONTROLLING LAW. This Agreement is to be governed and construed in accordance with the laws of Nebraska, without regard to its conflict of law provisions.

7.5 NOTICE OF REQUESTED ORDER. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

a.       Give DSI at least two business days' prior notice of the hearing;

b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1 ENTIRE AGREEMENT. This Agreement, which includes the Acceptance Form and Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary, Exhibit C need not be signed, and the Acceptance Form need only be signed by the parties identified therein.

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

8.2 NOTICES. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 SEVERABILITY. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 REGULATIONS. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

iSecureTrac Corporation             DSI Technology Escrow Services, Inc.

By: _________________________       By: _________________________

Name: _______________________       Name: _______________________

Title: ______________________       Title: ______________________

Date: _______________________       Date: _______________________
P01v2

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

                      PREFERRED BENEFICIARY ACCEPTANCE FORM


                         Account Number ________________


Depositor, Preferred Beneficiary and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that ADT Security Services, Inc., a Delaware corporation with its principal offices at One Town Center Road., P.O. Box 5035, Boca Raton, FL 33431-0835 is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement ("Agreement") effective ________, 20__ with DSI as the escrow agent and iSecureTrac Corporation as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

Notices and communications to                        Invoices should be addressed to:
Preferred Beneficiary should
be addressed to:                                     Same address as notices and
ADT Security Services, Inc./SecurityLink, Inc.       communications set forth to the left
111 Windsor Drive
Oak Brook, IL 60523
Attn:  Ed Maier
Tel: _________________________                       Tel: _________________________
Fax: _________________________                       P.O.# if req'rd: _____________





iSecureTrac Corporation                     ADT Security Services, Inc.
Depositor                                   Preferred Beneficiary

By: _________________________               By: _________________________

Name: _______________________               Name: _______________________

Title: ______________________               Title: ______________________

Date: _______________________               Date: _______________________

DSI Technology Escrow Services, Inc.

By: _________________________

Name: _______________________

Title: ______________________

Date: _______________________

EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                        Account Number _________________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of all of the "Software Escrow Materials" defined and required by the License Agreement





iSecureTrac Corporation             ADT Security Services, Inc.
Depositor                           Preferred Beneficiary

By: _________________________       By: _________________________

Name: _______________________       Name: _______________________

Title: ______________________       Title: ______________________

Date: _______________________       Date: _______________________
P01v2

EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name: iSecureTrac Corporation

Account Number: __________________________

Product Name: tracNet24    Version: _____________
(Product Name will appear as the Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity Media Type & Size Label Description of Each Separate Item

____     Disk 3.5" or ____
____     DAT tape ____mm
____     CD-ROM
____     Data cartridge tape ____
____     TK 70 or ____ tape
____     Magnetic tape ____
____     Documentation
____     Other ______________________

PRODUCT DESCRIPTION:
tracNet24 is iSecureTrac's proprietary application software which monitors, tracks and reports on the movement of iSecureTrac's GPS based personal tracking units, known as iTrackers. Deposit materials consists of commented source code to the current version of tracNet24 and compiling and linking information and related documentation on CD-ROMs or other media.

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.
Encryption tool name________________________ Version:__________________

Hardware required: _________________________________________________________
Software required: _________________________________________________________
Other required information: ________________________________________________

I certify for Depositor that the above described Deposit Materials have been transmitted to DSI:

Signature: ________________________
Print Name: _______________________
Date: _____________________________

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DSI has inspected and accepted the above materials (any exceptions are noted
above):

Signature: _________________________
Print Name: ________________________
Date Accepted:______________________
Exhibit B#:_________________________

Send materials to: DSI Technology Escrow Services, 2100 Norcross Parkway, Suite 150, Norcross, GA 30071 (800) 875-5669 x107

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EXHIBIT C

                               DESIGNATED CONTACT

                        Account Number: _________________


Notices and communications                  Invoices should be addressed to:
should be addressed to:

Company Name: ________________
Address: _____________________      Address: _____________________
Address: _____________________      Address: _____________________
Address: _____________________      Address: _____________________
Designated Contact: __________      Contact: _____________________
Tel: _________________________      Tel: _________________________
Fax: _________________________      P.O.# if req'rd: _____________
Email: _______________________      Email: _______________________
Verification Contact:


Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.


Contracts, Deposit Materials and           Invoice inquiries and fee
notices to DSI should be addressed:        remittances addressed to:

DSI Technology Escrow Services, Inc.       DSI Technology Escrow Services, Inc.
                                     Inc.
Contract Administration                    Accounts Receivable
Suite 150                                  Suite 150
2100 Norcross Parkway                      2100 Norcross Parkway
Norcross, GA 30071                         Norcross, GA 30071
Tel: (800) 875-5669                        Tel: (800) 875-5669
Fax: ((770) 239-9201                       Fax: (770) 239-9201
Email: cgjones@dsiescrow.com

Date:__________________
P01v2

                                                                       EXHIBIT D

                             NAME OF INITIAL ACCOUNT

                  Account Number ______________________________

iSecureTrac Corp. ("Depositor") has entered into a Master Preferred Escrow Agreement with DSI Technology Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Material with DSI.



The initial account will be referenced by the following name:

TracNET24 Escrow




iSecureTrac Corporation
Depositor

By:  ______________________________

Name:  ____________________________

Title:  ___________________________

Date:

                                       37

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                                                                       EXHIBIT E

                            ADDITIONAL ESCROW ACCOUNT
                      TO MASTER PREFERRED ESCROW AGREEMENT


                      Master Number ______________________

                    New Account Number ______________________


iSecureTrac Corp. ("Depositor") has entered into a Master Preferred Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain Deposit Materials with DSI.

Depositor desires that new Deposit Materials be held in a separate account and be maintained separately from the initial account. By execution of this Exhibit E, DSI will establish a separate account for the new Deposit Materials. The new account will be referenced by the following name: ____________________________.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.





iSecureTrac Corp.                          DSI Technology Escrow Services, Inc.

By:  ______________________________        By:  ______________________________

Name:                                      Name:

Title:                                     Title:

Date:                                      Date:

                                       38